UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

March 29, 2019 (April 4, 2019)

SMTC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-31051	98-0197680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7050 Woodbine Avenue, Suite 300

Markham, Ontario, Canada L3R 4G8

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (905) 479-1810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

☐ Emerging Growth Company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

First Amendment to Amended and Restated Revolving Credit and Security Agreement

On March 29, 2019, SMTC Corporation, a Delaware corporation (the “Company”) entered into that certain First Amendment to Amended and Restated Revolving Credit and Security Agreement (“PNC Amendment”), by and among the Company, SMTC Manufacturing Corporation of California, a California corporation (“SMTC California”), SMTC Mex Holdings, Inc., a Delaware corporation (“SMTC Mex”), HTM Holdings, Inc. a Delaware corporation (“HTM”), MC Test Service, Inc., a Florida corporation (“MC Test”), MC Assembly International LLC, a Delaware limited liability company (“MC Assembly International”), MC Assembly LLC, a Delaware limited liability company (“MC Assembly” and together with the Company, SMTC California, SMTC Mex, HTM, MC Test, and MC Assembly International, and each other person joined thereto as a borrower from time to time, the “Borrowers”), the financial institutions party to that certain Amended and Restated Revolving Credit and Security Agreement, dated as of November 8, 2018 (as disclosed on the Company’s Current Report on Form 8-K filed with the Commission on November 9, 2018) (such agreement, the “PNC Agreement” and, such lenders thereto, the “PNC Lenders”), and PNC Bank, National Association (“PNC”), as agent for the PNC Lenders. The PNC Amendment, among other things, amends the required senior leverage ratio initially set forth in the PNC Agreement by deleting the reference to “3.50x” therein and substituting “3.75x” therefor. The foregoing description of the PNC Amendment is not complete and is subject to and entirely qualified by reference to the full text of the PNC Amendment, which is attached hereto as Exhibit 10.1.

Amendment No. 1 and Waiver to Financing Agreement

On March 29, 2019, the Company entered into that certain Amendment No. 1 and Waiver to Financing Agreement (the “TCW Amendment”), by and among the Company, each person that is a borrower under that certain Financing Agreement, dated as of November 8, 2018 (as disclosed on the Company’s Current Report on Form 8-K filed with the Commission on November 9, 2018) (the “TCW Agreement”), each other loan party that is a party to the TCW Agreement, each financial institution that is a party to the TCW Agreement (collectively, the “TCW Lenders”), TCW Asset Management Company LLC, as administrative agent for the TCW Lenders, and TCW Asset Management Company LLC, as collateral agent for the TCW Lenders. The TCW Amendment, among other things, (i) requires that the loan parties deliver a Key Performance Indicators (KPI) report to TCW Lenders and the administrative agent, and (ii) amends the required senior leverage ratio initially set forth in the TCW Agreement by deleting the reference to “3.50x” therein and substituting “3.75x” therefor. The foregoing description of the TCW Amendment is not complete and is subject to and entirely qualified by reference to the full text of the TCW Amendment, which is attached hereto as Exhibit 10.2.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03(a) as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description

10.1	First Amendment to Amended and Restated Revolving Credit and Security Agreement with PNC, dated March 29, 2019
10.2	Amendment No. 1 and Waiver to Financing Agreement with TCW, dated March 29, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2019	SMTC CORPORATION
By: /s/ Edward Smith
Name: Edward Smith
Title: President and Chief Executive Officer